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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 1, 2000

                              SAGA SYSTEMS, Inc.
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             (Exact name of Registrant as specified in its Charter)



          Delaware                    001-13609                 54-1167173
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(State or other Jurisdiction        (SEC File No.)            (IRS Employer
     of incorporation)                                    Identification Number)


11190 Sunrise Valley Drive, Reston, Virginia                      20191
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:    (703) 391-6757
                                                       --------------



                                Not Applicable
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         (Former name or former address, if changed since last Report)
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                               SAGA SYSTEMS, Inc.

                      INFORMATION TO BE INCLUDED IN REPORT
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Item 5.  Other Events
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     Effective January 31, 2000, Dale E. Williams was appointed Vice President and Chief Financial Officer of SAGA SYSTEMS, Inc. ("SAGS") and SAGA SOFTWARE, Inc. ("SAGA"), a wholly owned subsidiary of SAGS. Mr. Williams replaces Harry McCreery who will resign from SAGS and SAGA. The press release issued January 31, 2000 is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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        (c)  Exhibits
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             Exhibit 99.1  Press release dated January 31, 2000
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                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  SAGA SYSTEMS, INC.



Date: February 1, 2000            By:  /s/ Katherine E. Butler
                                       ---------------------------------------
                                       Katherine E. Butler
                                       Vice President, General Counsel and
                                            Secretary